                                                                  Exhibit (z)(1)

                            AGREEMENT OF JOINT FILING

     Madison River Properties, L.L.C., AIMCO/IPT, Inc., Insignia Properties, L.P., AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the Amendment No. 11 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule 14D-1 to which this agreement is attached as an exhibit, and all amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated: November 24, 1999

                                             MADISON RIVER PROPERTIES, L.L.C.

                                             By: /s/ Patrick J. Foye
                                                 -------------------------------
                                                  Executive Vice President]

                                             AIMCO/IPT, INC.

                                             By: /s/ Patrick J. Foye
                                                 -------------------------------
                                                  Executive Vice President

                                             INSIGNIA PROPERTIES, L.P.
                                             By:  AIMCO/IPT, INC.
                                                  (General Partner)

                                             By: /s/ Patrick J. Foye
                                                 -------------------------------
                                                  Executive Vice President

                                             AIMCO PROPERTIES, L.P.
                                             By: AIMCO-GP, INC.
                                                  (General Partner)

                                             By: /s/ Patrick J. Foye
                                                 -------------------------------
                                                  Executive Vice President

                                             AIMCO-GP, INC.

                                             By: /s/ Patrick J. Foye
                                                 -------------------------------
                                                  Executive Vice President

                                             APARTMENT INVESTMENT
                                             AND MANAGEMENT COMPANY

                                             By: /s/ Patrick J. Foye
                                                 -------------------------------
                                                  Executive Vice President